                              SHAREHOLDERS' AGREEMENT


       THIS SHAREHOLDERS' AGREEMENT ("AGREEMENT") is made as of the 6th day of May, 1999, by and among BEN-ABRAHAM TECHNOLOGIES INC., a Wyoming corporation (the "COMPANY"), Avi Ben-Abraham ("BEN-ABRAHAM"), and those other individuals executing this agreement as set forth on the signature page hereto.

                                  R E C I T A L S:

       A. The authorized, issued and outstanding shares of capital stock of the Company as of the date hereof are as follows: (i) an unlimited number of authorized subordinate voting shares, without par value (the "SUBORDINATE SHARES"), of which 29,447,686 shares are issued and outstanding; (ii) an unlimited number of authorized Class A special shares, without par value (the "CLASS A SHARES"), of which 1,531,386 shares are issued and outstanding; (iii) an unlimited number of Class B special shares, without par value, none of which are issued and outstanding (the "CLASS B SHARES"); (iv) an unlimited number of authorized Class C special shares, without par value (the "CLASS C SHARES"), of which 3,276,479 are issued and outstanding; and (v) an unlimited number of authorized preferred shares, without par value (the "PREFERRED SHARES"), none of which are issued and outstanding. All of the currently issued and outstanding Subordinate Shares, Class A Shares, Class B Shares, Class C Shares and Preferred Shares, and any of the foregoing issued subsequently to the date hereof, shall hereinafter collectively be referred to as the "SHARES."

       B. Pursuant to a Securities Purchase Agreement dated the date hereof among the Company and the Investor Shareholders (as defined below), the Investor Shareholders have agreed to purchase from the Company on the date hereof 72.5 Units (collectively the "UNITS") (such purchase being herein referred to as the "INVESTOR TRANSACTION" and the Shares comprising part of the Units, the "INVESTOR PURCHASED SHARES"). Each Unit is comprised of (i) 250,000 Subordinate Shares of the Company and (ii) one warrant ("WARRANT") to purchase 125,000 Subordinate Shares of the Company.

       C. The HK Shareholders (as defined below) (i) may acquire Units on the date hereof (the Shares comprising part of the Units, the "HK PURCHASED SHARES") from the Company pursuant to a Securities Purchase Agreement dated the date hereof between the Company and the HK Shareholders and (ii) will receive 2,525,000 Subordinate Shares from Ben-Abraham pursuant to settlement agreements dated the date hereof between each HK Shareholder and Ben-Abraham. Such transactions are hereinafter referred to together as the "HK TRANSACTIONS."

       D. As of the date hereof, after giving effect to the Investor Transaction and the HK Transactions, the Shareholders (as defined below) shall beneficially own that number and type of Shares as set forth on EXHIBIT A attached hereto. The Shares owned now or in the future by the HK Shareholders and the Investor Shareholders shall hereinafter respectively be referred to as the "HK SHARES" and the "INVESTOR SHARES."

       E. As a condition to the consummation of the Investor Transaction and the HK Transactions, the parties hereto have agreed to enter into this Agreement to maintain harmonious management and to govern other shareholder matters relating to the Company.

                                 A G R E E M E N T

       NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual obligations between and among the parties contained herein, the parties hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the following meanings:

       1.1 "BA SHAREHOLDER" means Ben-Abraham and any Permitted Transferee of such person.

       1.2 "FAMILY BUSINESS ENTITY" means any partnership, corporation, limited liability company or other business entity of which each partner, shareholder, member or other owner of an equity interest is a Family Member, Family Trust or Original Shareholder.

       1.3 "FAMILY MEMBER" means an Original Shareholder's father, mother, spouse, natural or adopted child or other lineal descendent.

       1.4 "FAMILY TRUST" shall mean a trust under which the trustee has the discretion to distribute income to any one or more of an Original Shareholder's Family Members, any trust under which one or more of an Original Shareholder's Family Members has a right to the income, and any revocable trust under which an Original Shareholder is the grantor and is the principal beneficiary during the Original Shareholder's lifetime.

       1.5 "HK SHAREHOLDER" means each individual identified on the signature page hereto under the caption "HK SHAREHOLDERS" and any Permitted Transferee of such person.

       1.6 "INVESTOR SHAREHOLDER" means each individual identified on the signature page hereto under the caption "INVESTOR SHAREHOLDERS" and any Permitted Transferee of such person.

       1.7 "ORIGINAL SHAREHOLDER" means any HK Shareholder or Investor Shareholder who is a party to this Agreement on the date hereof.

       1.8 "PERMITTED TRANSFEREE" means any Family Member or Family Trust of any Original Shareholder or any Family Business Entity.

       1.9 "SHAREHOLDER" means each BA Shareholder, HK Shareholder and Investor Shareholder.

       1.10 "TRANSFER" means, as a noun, any voluntary or involuntary transfer, sale, gift, pledge, hypothecation, encumbrance, or other disposition and, as a verb, voluntarily or involuntarily to transfer, sell, give, pledge, hypothecate, encumber or otherwise dispose of.

2.     GOVERNANCE AND OPERATIONS OF THE COMPANY.

       2.1.   BOARD OF DIRECTORS.

              (a) NUMBER. The Board of Directors of the Company shall consist of not less than three (3) nor more than twelve (12) directors, unless otherwise consented to by the Investor Directors (as defined below) and the HK Directors (as defined below).

              (b)    NOMINATIONS, ELECTIONS AND VOTING OF SHARES.

                     (i) So long as Ben-Abraham holds at least ten percent (10%) of the Shares, Ben-Abraham shall be entitled to be nominated as a director and, at the next two (2) general elections for directors, the HK Shareholders shall vote all the HK Shares, subject to SECTION 4.4, and take or cause to be taken all such action within such Shareholders' power and authority as may be required, to elect Ben-Abraham as a director. The provisions of this SECTION 2.1(b)(i) shall terminate at any time that Ben-Abraham no longer holds at least ten percent (10%) of the Shares.

                     (ii) The holders of a majority of the Investor Shares shall be entitled to nominate three (3) members (each an "INVESTOR DIRECTOR") of the Company's Board of Directors (which nominees shall be reasonably acceptable to the Chairman and Vice Chairman of the Board of Directors), and all the Shareholders shall vote their Shares, subject to SECTION 4.4, and take or cause to be taken all such action within such Shareholders' power and authority as may be required, to elect such Investor Directors to the Board of Directors. In the case of any vacancy in the office of an Investor Director, including without limitation as a result of the removal of such director with or without Cause, the holders of a majority of the Investor Shares shall have the right to nominate another director to fill such vacancy, and the Shareholders shall be obligated to vote to elect such nominee.
              The provisions of this SECTION 2.1(b)(ii) shall terminate immediately prior to the later of the third general election of directors subsequent to the date hereof or March 31, 2001.

                     (iii) The holders of a majority of the HK Shares shall be entitled to nominate three (3) members (each an "HK DIRECTOR") of the Company's Board of Directors (which nominees shall be reasonably acceptable to the Chairman and Vice Chairman of the Board of Directors), and all the Shareholders shall vote their Shares, subject to SECTION 4.4, and take or cause to be taken all such action within such Shareholders' power and authority as may be required, to elect such HK Directors to the Board of Directors. In the case of any vacancy in the office of an HK Director, including without limitation as a result of the removal of such director with or without Cause, the holders of a majority of the HK Shares shall have the right to nominate another director to fill such vacancy, and the Shareholders shall be obligated to vote to elect such nominee. The provisions of this SECTION 2.1(b)(iii) shall terminate immediately prior to the later of the third general election of directors subsequent to the date hereof or March
              31, 2001.

              (c) REMOVAL OF DIRECTORS. The Shareholders agree that they shall not vote their Shares to remove Ben-Abraham, an Investor Director or an HK Director other than for Cause. For purposes hereof, "CAUSE" means, with respect to any director, (i) theft, embezzlement or other acts of dishonesty; (ii) breach of his duty of loyalty as a director;
       (iii) gross negligence or willful and wanton misconduct; or (iv) commission of an act or acts involving a Class-A-type felony or moral turpitude.

3.     TRANSFERS OF CAPITAL STOCK; RIGHT OF FIRST REFUSAL.

       3.1 ALL CAPITAL STOCK AFFECTED. All Shares now or hereafter owned or subscribed for by the Shareholders shall be subject to the terms of this Agreement and, upon issue thereof, each certificate representing such Shares shall be endorsed with the legend set forth in SECTION 5.2.

       3.2    NO RESTRICTIONS ON TRANSFER.  Except as otherwise provided in
SECTION 4.1, any Shareholder shall be permitted to Transfer his Shares in the Company without restriction, including, without limitation, by will or by trust; PROVIDED, HOWEVER, as a condition to such Transfer, the transferee of the Shares shall agree to be bound by the terms and conditions of this Agreement.

       3.3    RIGHT OF FIRST OFFER.

              (a) NOTICE. In the event the Company proposes to sell any additional equity securities, or any securities convertible into or exercisable for equity securities (the "PROPOSED SECURITIES"), the Company shall deliver a notice (a "COMPANY NOTICE") to each Original Shareholder stating (i) its bona fide intention to sell the Proposed Securities, (ii) a description of the Proposed Securities to be sold and (iii) the price and terms upon which it proposes to sell the
       Proposed Securities.   Each such Company Notice shall be accompanied
       by a copy of any term sheets, commitment letters or letters of intent if any entered into with the proposed purchaser(s) of the Proposed Securities and a copy of any other material information supplied or made available to such proposed purchaser(s) in connection with its evaluation of such investment. Each Original Shareholder shall be responsible for transmitting the Company Notice to any Permitted Transferee to whom such Original Shareholder's shares have been Transferred.

              (b) EXERCISE OF RIGHT. Within thirty (30) calendar days after receipt of the Company Notice, each Original Shareholder may by written notice elect to purchase, for himself or any Permitted Transferee to whom such Original Shareholder's Shares have been transferred, at the price and on the terms specified in the Company Notice, all or any part of such Original Shareholder's or Permitted Transferee's Proportionate Share of the Proposed Securities. If any Original Shareholder fails to deliver a written notice within the 30-day acceptance period or elects, not to purchase his or any of his Permitted

       Transferees' Proportionate Share of the Proposed Securities, the Company shall give all of the other Original Shareholders written notice of such fact (the "SECOND NOTICE"), identifying the number of additional Proposed Securities as available for purchase. Each Original Shareholder receiving a Second Notice shall be responsible for transmitting the Second Notice to any Permitted Transferee to whom such Original Shareholder's Shares have been Transferred. Within ten
       (10) calendar days of receipt of such Second Notice, each such Original Shareholder may by written notice elect to purchase, for himself or any Permitted Transferee to whom such Original Shareholder's Shares have been transferred, his or his Permitted Transferee's Proportionate Share of such additional Proposed Securities. For purposes hereof, the term "PROPORTIONATE SHARE" means the number of applicable Proposed Securities proposed to be issued multiplied by a fraction, the numerator of which is the number of Subordinate Shares held by an Original Shareholder or his Permitted Transferee, as the case may be, the denominator of which is the total number of Subordinate Shares held by all Original Shareholders and their Permitted Transferees; provided, however, that the following Subordinate Shares shall be excluded from the calculation of Proportionate Share: (i) any Subordinate Shares acquired on or prior to the date hereof by the HK Shareholders other than the HK Purchased Shares and (ii) any Subordinate Shares received by the HK Shareholders in connection with the conversion or reclassification of any Shares referred to in clause (i) or any stock dividend to such HK Shareholders with respect to such Shares referred to in clause (i) or any shares into which such Shares are converted or reclassified.

              (c) CONSUMMATION OF SALE. If the Original Shareholders or their Permitted Transferees do not elect to purchase all of the Proposed Securities, the Company may, during the ninety (90) calendar day period following the expiration of the acceptance period specified in Section 3.3(b) above, consummate the sale of the remaining unsubscribed portion of such Proposed Securities at a price not less than, and upon terms no more favorable than, those specified in the Company Notice. If the Company does not enter into an agreement for the sale of the Proposed Securities within such 90-day period, or if such agreement is not consummated within thirty (30) calendar days of the execution thereof, the Company shall not thereafter sell any of the Proposed Securities without first offering such Proposed Securities to the Original Shareholders in the manner provided above.

              (d)    RIGHT NOT APPLICABLE. The right of first offer in this
       SECTION 3.3 shall not be applicable to (i) shares issued pursuant to the restructuring described in SECTION 4.3; (ii) equity securities issued to employees, officers, directors or bona fide contractors, advisors or consultants of the Company pursuant to incentive agreements or plans approved by the Board of Directors of the Company; (iii) any securities issuable upon conversion of the Class A and Class C Shares; (iv) any securities issuable upon exercise of the warrants issued in connection with the Investor Transaction and the HK Transaction; (v) shares of the Company's capital stock issued in connection with a stock split or stock dividend; (vi) any shares of capital stock offered in a bona fide, firmly underwritten public offering registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (or a similar successor form) (an "INITIAL

       PUBLIC OFFERING"); (vii) up to $50,000 of shares of subordinate voting stock (and/or options or warrants therefor) for each issuance to a party or parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing; (viii) securities issued pursuant to the acquisition of another corporation or entity by the Company, as approved by the Company's Board of Directors, by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; or (ix) securities issued with the approval of the Company's Board of Directors in connection with the acquisition or license of a product to be developed, manufactured, marketed, sold or otherwise distributed by the Company.

              (e) TERM OF RIGHT. This SECTION 3.3 shall terminate after twenty-four (24) months have elapsed from the date hereof.

4.     OTHER AGREEMENTS AND COVENANTS.

       4.1 LOCK UP OF SHARES. Notwithstanding Section 3.2, no Shareholder may voluntarily Transfer his Shares for a period of sixteen (16) months from the date hereof.

       4.2 MAINTENANCE OF KEY MAN LIFE INSURANCE ON SIMES. For a period of three (3) years following the date hereof, the Company shall pay to a trust established for the benefit of the Investor Shareholders and the HK Shareholders the premiums for a key man life insurance policy on the life of Stephen Simes (the "SIMES POLICY"). The Simes Policy shall be issued by a life insurance company reasonably acceptable to the Company and trustees of the trust and shall provide for a death benefit payable to the trust in an amount equal to the amount paid to the Company by the HK Shareholders and the Investor Shareholders for the Units on the date hereof plus $252,500.

       4.3    RESTRUCTURING.  Notwithstanding the termination provisions of
SECTION 5, not later than July 31, 1999, the Company shall consummate, and the Shareholders hereby agree to vote to approve, a financial restructuring satisfactory to a majority of the Investor Shareholders, including, without limitation, the conversion of all of the issued and outstanding Class A Shares into Class C Shares.

       4.4 VOTING OF HK SHARES. Prior to the consummation of the restructuring in accordance with SECTION 4.3, each HK Shareholder agrees that he shall abstain, except with respect to any vote in connection with the restructuring described in SECTION 4.3, from voting ninety percent (90%) of the votes attaching to the Class A Shares which he beneficially owns, it being understood that in any meeting of the Shareholders, all of the HK Shares shall be counted in determining the presence of a quorum.

5.     MISCELLANEOUS

       5.1 STOCK SPLITS AND CONVERSIONS. This Agreement shall apply and extend to the Shares of any class issued by the Company to the Shareholders as a stock dividend or stock split of, or in exchange for, Shares subject to this Agreement, whether by way of reorganization, reclassification, conversion or other means.

       5.2. LEGEND ON CERTIFICATES. Each certificate of capital stock of the Company now or hereafter held by any Shareholder shall be endorsed on the back thereof with legends in substantially the following form:

              "This certificate of stock and the shares represented hereby are held subject to restrictions contained in that certain agreement by and among certain shareholders of the Company and the Company dated May 6, 1999, and all amendments thereto. A copy of this agreement will be furnished by the Company upon request."

              "The securities represented by this certificate and any securities into which they may be convertible have not been registered under U.S. and Canadian federal, state or provincial securities laws. The securities may not be sold or transferred except in compliance with the requirements of such laws."

       5.3. SPECIFIC PERFORMANCE. The parties agree that they shall be irreparably damaged in the event this Agreement is not specifically enforced. In the event of any controversy concerning any right or obligation set forth in this Agreement, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. The parties' remedies shall, however, be cumulative and not exclusive, and specific performance shall be in addition to any other remedies available to the parties.

       5.4. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communications provided for herein shall be given in writing by overnight courier delivery or by certified or registered mail, return receipt requested, which shall be mailed: to the Company at its principal business address in Lincolnshire, Illinois and to a Shareholder at such address as set forth below his name on EXHIBIT A. Any party to this Agreement may change the address to which notice to such party shall be sent by giving written notice of such new address to all other parties to this Agreement.

       5.5. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and no representations, promises, agreements or understandings, written or oral, not contained herein shall be of any force or effect. No change, modification, or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof and signed by all parties hereto holding 75% of the Investor Purchased Shares and the HK Purchased Shares.

       5.6. SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

       5.7. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the each of the parties hereto, and their successors and assigns.

       5.8. GENDER AND NUMBER. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine, or the neuter gender shall include the masculine, feminine and neuter gender.

       5.9. GOVERNING LAW. This Agreement has been negotiated and executed in the State of Illinois and the parties agree that the laws of Illinois, without regard to conflict of law provisions thereof, shall govern its construction and validity.

       5.10 TERMINATION. This Agreement shall terminate upon an Initial Public Offering.

                              [signature page attached]

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and date written above.

                            BEN-ABRAHAM TECHNOLOGIES INC.


                            By:  /s/ Stephen M. Simes
                               ------------------------------------------------
                                   Its:  President and Chief Executive Officer


                            ---------------------------------------------------
                            AVI BEN-ABRAHAM


                            HK SHAREHOLDERS:

                            /s/ Hans Michael Jebsen
                            ---------------------------------------------------

                            /s/ King Cho Fung
                            ---------------------------------------------------

                            /s/ Stanley Ho
                            ---------------------------------------------------


                            INVESTOR SHAREHOLDERS:

                            /s/ Irving B. Harris Revocable Trust
                            ---------------------------------------------------

                            /s/ Virginia H. Polsky Trust
                            ---------------------------------------------------

                            /s/ Roxanne H. Frank Trust
                            ---------------------------------------------------

                            /s/ Couderay Partners
                            ---------------------------------------------------

                            /s/ Jerome Kahn, Jr. Revocable Trust
                            ---------------------------------------------------

                            /s/ Fred Holubow
                            ---------------------------------------------------

                            /s/ Morningstar Trust by Faye Morgenstern, Trustee
                            ---------------------------------------------------

                            /s/ Victor Morgenstern
                            ---------------------------------------------------

                            /s/ Resolute Partners by Victor Morgenstern
                            ---------------------------------------------------

                            /s/ Goldstein Asset Management
                            ---------------------------------------------------

                            /s/ Lawrence Goldstein
                            ---------------------------------------------------

                            /s/ Burton W. Ruder, Linda Ruder, Trustee
                            ---------------------------------------------------

                            /s/ James S. Levy Trust, James S. Levy, Trustee
                            ---------------------------------------------------

                            /s/ Ronald Nash
                            ---------------------------------------------------

                            /s/ Edward S. Loeb Revocable Trust, Edward S.
                            ---------------------------------------------
                            Loeb, Trustee
                            ---------------------------------------------------

                            /s/ Steven J. Reid
                            ---------------------------------------------------

                            /s/ Gary N. Wilner
                            ---------------------------------------------------

                            /s/ Jarvis H. Friduss
                            ---------------------------------------------------

                            /s/ Anita Nagler
                            ---------------------------------------------------

                            /s/ JO & Co. by Ross J. Mangano, Partner
                            ---------------------------------------------------

                            /s/ Sherwin Zuckerman
                            ---------------------------------------------------

                            /s/ The Levenstein & Resnick Profit Sharing Plan &
                            --------------------------------------------------
                            Trust by Gary I. Levenstein, Trustee
                            ---------------------------------------------------

                            /s/ Mitchell I. Dolins Trust, Mitchell I. Dolins,
                            -------------------------------------------------
                            Trustee
                            ---------------------------------------------------

                            /s/ Sheldon M. Bulwa
                            ---------------------------------------------------

                            /s/ Stephen M. Simes
                            ---------------------------------------------------

                            /s/ Howard Schraub
                            ---------------------------------------------------

                                    EXHIBIT A

                       NAMES / ADDRESSES OF SHAREHOLDERS;
                              NUMBER/TYPE OF SHARES


-------------------------------------------------------------------------------------------------------------------------------

                               INVESTOR                                      ADDRESS                SHARES    TYPE OF SHARES
-------------------------------------------------------------------------------------------------------------------------------
Avi-Ben-Abraham                                                                                   11,967,300    Subordinate
                                                                                                                  Shares
-------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
Irving B. Harris Revocable Trust                                2 N. LaSalle Street,  Suite 400      750,000    Subordinate
                                                                Chicago,  IL 60602                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Virginia H. Polsky Trust                                        2 N. LaSalle Street,  Suite 400      375,000    Subordinate
                                                                Chicago,  IL 60602                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Roxanne H. Frank Trust                                          2 N. LaSalle Street,  Suite 400      500,000    Subordinate
                                                                Chicago,  IL 60602                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Couderay Partners                                               2 N. LaSalle Street,  Suite 400      500,000    Subordinate
                                                                Chicago,  IL 60602                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Jerome Kahn, Jr. Revocable Trust                                2 N. LaSalle Street,  Suite 400      125,000    Subordinate
                                                                Chicago,  IL 60602                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Fred Holubow                                                    2 N. LaSalle Street,  Suite 400      250,000    Subordinate
                                                                Chicago,  IL 60602                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Morningstar Trust by Faye Morgenstern, Trustee                  106 Vine Avenue                      500,000    Subordinate
                                                                Highland Park,  IL 60035                          Shares
-------------------------------------------------------------------------------------------------------------------------------
Victor Morgenstern                                              106 Vine Avenue                    1,500,000    Subordinate
                                                                Highland Park,  IL 60035                          Shares
-------------------------------------------------------------------------------------------------------------------------------
Resolute Partners                                               106 Vine Avenue                      500,000    Subordinate
                                                                Highland Park,  IL 60035                          Shares
-------------------------------------------------------------------------------------------------------------------------------
Goldstein Asset Management                                      15301 Dallas Pkwy,  Suite 840        125,000    Subordinate
                                                                Dallas,  TX 75248                                 Shares
-------------------------------------------------------------------------------------------------------------------------------
Lawrence Goldstein                                              15301 Dallas Pkwy,  Suite 840        125,000    Subordinate
                                                                Dallas,  TX 75248                                 Shares
-------------------------------------------------------------------------------------------------------------------------------
Linda Ruder, Custodian for John Ruder                           2238 Egandale Road                   125,000    Subordinate
                                                                Highland Park,  IL 60035                          Shares
-------------------------------------------------------------------------------------------------------------------------------
Joanna Ruder                                                    2238 Egandale Road                   125,000    Subordinate
                                                                Highland Park,  IL 60035                          Shares
-------------------------------------------------------------------------------------------------------------------------------
James S. Levy Trust, James S. Levy Trustee                      1349 N. Thatcher Avenue              250,000    Subordinate
                                                                Highland Park,  IL 60035                          Shares
-------------------------------------------------------------------------------------------------------------------------------
Ronald Nash                                                     134 Essex Drive                      250,000    Subordinate
                                                                Tenafly,  NJ 07670                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Edward S. Loeb Revocable Trust, Edward S. Loeb Trustee          1935A N. Hudson                      250,000    Subordinate
                                                                Chicago,  IL 60614                                Shares
-------------------------------------------------------------------------------------------------------------------------------
Steven J. Reid                                                  c/o Harris Associates                500,000    Subordinate
                                                                2 N. LaSalle Street                               Shares
                                                                Chicago, IL 60602
-------------------------------------------------------------------------------------------------------------------------------
Gary N. Wilner                                                  2349 Wood Path                       250,000    Subordinate
                                                                Highland Park,  IL 60646                          Shares
-------------------------------------------------------------------------------------------------------------------------------

                                     -11-

-------------------------------------------------------------------------------------------------------------------------------
Jarvis H. Friduss                                               4447 W. Peterson Ave.                125,000    Subordinate
                                                                Suite 300                                         Shares
                                                                Chicago, IL 60646
-------------------------------------------------------------------------------------------------------------------------------
Anita Nagler                                                    2233 N. Burling                    1,500,000    Subordinate
                                                                Chicago,  IL 60614                                Shares
-------------------------------------------------------------------------------------------------------------------------------
JO & Co.                                                        112 W. Jefferson Blvd.             7,500,000    Subordinate
                                                                Suite 613                                         Shares
                                                                South Bend, IN 46634
-------------------------------------------------------------------------------------------------------------------------------
Sherwin and Sheri Zuckerman                                     1049 Bluff Rd.                       750,000    Subordinate
                                                                Glencoe,  IL 60022                                Shares
------------------------------------------------------------------------------------------------------------------------------
The Levenstein & Resnick Profit Sharing Plan & Trust by Gary I. c/o Ungaretti & Harris               250,000    Subordinate
Levenstein                                                      3500 Three First National Plaza                   Shares
                                                                Chicago, IL 60602
-------------------------------------------------------------------------------------------------------------------------------
Mitchell I. Dolins Trust, Mitchell I. Dolins Trustee            427 Brierhill Rd.                    375,000    Subordinate
                                                                Deerfield,  IL 60015                              Shares
-------------------------------------------------------------------------------------------------------------------------------
Sheldon M. Bulwa                                                135 Arrowwood Drive                  125,000    Subordinate
                                                                Northbrook,  IL 60062                             Shares
-------------------------------------------------------------------------------------------------------------------------------
Stephen M. Simes                                                175 Old Half Day Rd.                 250,000    Subordinate
                                                                Lincolnshire,  IL 60069                           Shares
-------------------------------------------------------------------------------------------------------------------------------
Howard Schraub                                                  8538 Ruette Monte Carlo, La          250,000    Subordinate
                                                                Jolla, CA 92037                                   Shares
-------------------------------------------------------------------------------------------------------------------------------

HK SHAREHOLDERS:

-------------------------------------------------------------------------------------------------------------------------------
Hans Michael Jebsen                                             31/F. Caroline Center              3,000,000    Subordinate
                                                                28 Yon Ping Road                                  Shares
                                                                Causeway Bay,  Hong Kong
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1,000,000  Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     177,114  Class C Shares
-------------------------------------------------------------------------------------------------------------------------------
Markus Jebsen                                                   31/F. Caroline Center                750,000    Subordinate
                                                                28 Yon Ping Road                                  Shares
                                                                Causeway Bay,  Hong Kong
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     322,886  Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
King Cho Fung                                                   Room 2101                          1,912,500    Subordinate
                                                                Lyndhurst Tower                                   Shares
                                                                One Lyndhurst Terrace Central
                                                                Hong Kong
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     208,500  Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     416,500  Class C Shares
-------------------------------------------------------------------------------------------------------------------------------
Stanley Ho                                                      1 Repulse Bay                      1,500,000    Subordinate
                                                                Hong Kong                                         Shares
-------------------------------------------------------------------------------------------------------------------------------



                                     -12-